ING VARIABLE PORTFOLIOS, INC.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

 (“Portfolio”)

Supplement dated October 11, 2012

to the Portfolio’s Class I Prospectus dated April 30, 2012

On September 13, 2012, the Board of Directors of ING Variable Portfolios, Inc. approved a proposal to liquidate and dissolve Class I shares of the Portfolio effective September 28, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING VARIABLE PORTFOLIOS, INC.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

 (“Portfolio”)

Supplement dated October 11, 2012

to the Portfolio’s Adviser Class, Class I, and Class S

Statement of Additional Information (“SAI”)

dated April 30, 2012

1.               On September 13, 2012, the Board of Directors (“Board”) of ING Variable Portfolios, Inc. approved a proposal to liquidate and dissolve Class I shares of the Portfolio effective September 28, 2012.  All references to Class I shares in the Portfolio’s SAI are hereby deleted in their entirety.

2.               On September 13, 2012, the Board also approved a modification of the Portfolio’s Advisory Fee.

a.     Effective October 1, 2012, the information pertaining to the Portfolio in the table of the section entitled “Adviser — Advisory Fees” of the Portfolio’s SAI is deleted in its entirety and replaced with the following:

Portfolio	Gross Annual Advisory Fee	Waiver	Net Annual Advisory Fee
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.46% on first $500 million; 0.43% on the next $500 million; and 0.41% in excess of $1 billion	0.00%	0.46% on first $500 million; 0.43% on the next $500 million; and 0.41% in excess of $1 billion

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE